UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Upon issuance of the Series O Preferred Stock (as defined in Item 5.03 below), the ability of The Goldman Sachs Group, Inc. (the “Registrant”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Registrant fails to pay dividends on its Series O Preferred Stock. These restrictions are set forth in the Certificate of Designations establishing the terms of the Series O Preferred Stock, a copy of which is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2016, the Registrant filed a Certificate of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the terms of its 5.30% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series O, liquidation preference $25,000 per share (the “Series O Preferred Stock”). A copy of the Certificate of Designations relating to the Series O Preferred Stock is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The issuance of $650,000,000 aggregate liquidation amount of the Series O Preferred Stock on July 27, 2016 satisfies the financing condition for the Registrant’s previously announced cash tender offer (the “Tender Offer”) for up to $650,000,000 aggregate liquidation amount of Normal Automatic Preferred Enhanced Capital Securities (which is referred to in the singular and plural as “Apex”), $1,000 liquidation amount per security, comprising the 5.793% Fixed-to-Floating Rate Apex (CUSIP No. 381427AA1) of Goldman Sachs Capital II, a Delaware statutory trust, and the Floating Rate Apex (CUSIP No. 38144QAA7) of Goldman Sachs Capital III, a Delaware statutory trust. The Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on Tuesday, August 16, 2016, unless extended or earlier terminated by the Registrant, and remains subject to the other terms and conditions described in the Offer to Purchase and the accompanying Letter of Transmittal, both dated July 20, 2016 and filed with the Securities and Exchange Commission as exhibits to the Tender Offer Statement on Schedule TO on July 20, 2016. Other than the satisfaction of the financing condition, the terms and conditions of the Tender Offer remain unchanged.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of depositary shares representing interests in the Registrant’s Series O Preferred Stock under the Registrant’s Registration Statement on Form S-3 (File No. 333-198735).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

3.1 and 4.1	Certificate of Designations of the Registrant relating to the Series O Preferred Stock.

4.2	Form of certificate representing the Series O Preferred Stock.

5.1	Opinion of Sullivan & Cromwell LLP relating to the depositary shares representing interests in the Registrant’s Series O Preferred Stock.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: July 27, 2016	By:	/s/ Kenneth L. Josselyn
	Name:	Kenneth L. Josselyn
	Title:	Associate General Counsel and
Assistant Secretary